UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 8, 2014

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-49629

Delaware	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of Principal Executive Offices, Including Zip Code)
949-399-4500
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement
On September 8, 2014 the Registrant and Braden Court Associates (the “Landlord”) entered into an Amended and Restated Lease Agreement (the “Amended and Restated Lease Agreement”) for certain real property located in Lake Forest, California. The Amended and Restated Lease Agreement was effective as of September 1, 2014, and amends and fully restates into a single lease agreement the terms of the lease agreements between the Registrant and Landlord dated November 1, 2007, as amended on September 18, 2009, and April 1, 2009 (the “Prior Leases”). The leased real property includes three buildings (individually referred to herein as “Building A,” “Building B,” and “Building “C,” and collectively referred to herein as the “Leased Real Property”) consisting of approximately 156,374 square feet in the aggregate.

Except as described below, the terms of the Amended and Restated Lease Agreement are substantially the same as the terms of the Prior Leases.

The lease term expires on May 31, 2020 for Building A and May 31, 2018 for Building B and Building C. The Registrant has the option to extend the lease term through May 31, 2025 for Building A and through May 31, 2020 for Building B and Building C.

The aggregate monthly base rent for the Leased Real Property (assuming the Registrant does not exercise its option to extend the lease term for Building C) is as follows:

Period	Monthly Base Rent
September 1, 2014 – December 31, 2014	$158,711
January 1, 2015 – May 31, 2015	$163,472
June 1, 2015 – May 31, 2016	$125,419
June 1, 2016 – May 31, 2017	$129,181
June 1, 2017 – May 31, 2018	$133,060
June 1, 2018 – May 31, 2019	$62,903
June 1, 2019 – May 31, 2020	$64,790

If the Registrant exercises its option to extend the lease term for Building A through 2025, then the monthly base rent for the first year of the extended term will be the greater of (A) $64,790 or (B) fair rental value, and the monthly base rent for the remaining four years of the extended term will be equal to 103% of the monthly base rent in effect in May of the preceding year.

If the Registrant exercises its option to extend the lease term for Building B and Building C through 2020, then the monthly base rent for the first year of the extended term will be the greater of (A) $71,989 or (B) fair rental value, and the monthly base rent for the remaining year of the extended term will be equal to 103% of the monthly base rent in effect in May of the preceding year.

The Registrant will receive up to $234,561 over the lease term for tenant improvements.

A copy of the Amended and Restated Lease Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference, and the description of the terms of the Amended and Restated Lease Agreement is qualified in its entirety by reference to such exhibit.

Item 1.02 – Termination of a Material Definitive Agreement

Upon the parties’ execution of the Amended and Restated Lease Agreement, the Prior Leases were terminated effective as of September 1, 2014.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures made in Item 1.01, which are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

September 12, 2014	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Lease Agreement